SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          ____________________________

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): January 16, 2003
                                                          ----------------

                       TRUMP HOTELS & CASINO RESORTS, INC.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                        1-13794                 13-3818402
         --------                        -------                 ----------
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
         incorporation)                   Number)         Identification Number)

1000 Boardwalk
Atlantic City, New Jersey                                 08401
-------------------------                                 -----
(Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                  TRUMP HOTELS & CASINO RESORTS HOLDINGS, L.P.
                  --------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                    33-90786                    13-3818407
         --------                    --------                    ----------
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
         incorporation)                   Number)         Identification Number)

1000 Boardwalk
Atlantic City, New Jersey                                 08401
-------------------------                                 -----
(Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                   TRUMP HOTELS & CASINO RESORTS FUNDING, INC.
                   -------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                        33-90786-01             13-3818405
         --------                        -----------             ----------
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
         incorporation)                   Number)         Identification Number)

1000 Boardwalk
Atlantic City, New Jersey                                 08401
-------------------------                                 -----
(Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

Item 9. Regulation FD Disclosure

     Trump Casino Holdings, LLC and Trump Casino Funding, Inc. (the "Issuers"), recently formed entities that will become subsidiaries of Trump Hotels & Casino Resorts Holdings, LP ("THCR Holdings"), anticipate offering in the near future pursuant to one or more private placements to qualified institutional buyers, two new issues of first and second mortgage notes aggregating approximately $475 million (the "Notes"). It is anticipated that the first mortgage and second mortgage Notes will be offered in relative amounts to be determined. The interest rate on the Notes and other terms thereof are also to be determined. The Issuers intend to use the net proceeds of the offering, if consummated, to redeem or repay substantially all of the outstanding public indebtedness and bank debt of Trump's Castle Associates d/b/a Trump Marina, the bank debt of Trump Indiana, Inc. and the bank debt of THCR Management Services, LLC, which entities will become subsidiaries of the Issuer holding company and will guarantee the Notes on a secured basis. The public indebtedness of THCR Holdings, which will not guarantee the Notes, will also be retired if the offering is consummated using a portion of the proceeds therefrom. In the course of offering the Notes to qualified institutional buyers, Trump Hotels & Casino Resorts, Inc. ("THCR") will furnish the unaudited operating results of Trump Marina, Trump Indiana, Inc. and THCR Management Services for the quarter and year ended December 31, 2002, to potential investors. This information follows below.

     For the year ended December 31, 2002, Trump Marina reported net revenues of $270.2 million and EBITDA (representing income from operations before depreciation, amortization, non-cash writedowns and charges related to required regulatory costs, charges pursuant to an executive services agreement and debt renegotiation costs) of $64.5 million, compared to net revenues of $252.9 million and EBITDA of $52.1 million for the year ended December 31, 2001. Trump Marina reported net revenues of $61.7 million and an EBITDA of $12.0 million for the quarter ended December 31, 2002, compared to net revenues of $62.3 million and EBITDA of $13.3 million for the quarter ended December 31, 2001. For the year ended December 31, 2002, income from operations was $34.6 million, compared to $30.6 million for the year ended December 31, 2001. For the quarter ended December 31, 2002, income from operations was $2.5 million, compared to $7.6 million for the quarter ended December 31, 2001. The attached schedules detail the components of income from operations and EBITDA.

     For the year ended December 31, 2002, Trump Indiana, Inc. reported an increase in net revenues to $124.0 million and an increase in EBITDA (representing income from operations before depreciation, amortization, charges pursuant to the marketing and service agreement from its parent company, charges related to required regulatory costs and debt renegotiation costs) to $33.1 million, compared to net revenues of $120.9 million and EBITDA of $26.2 million for the year ended December 31, 2001. Trump Indiana reported net revenues of $29.7 million and an increase in EBITDA to $8.7 million for the quarter ended December 31, 2002, compared to net revenues of $29.4 million and EBITDA of $6.4 million for the quarter ended December 31, 2001. For the year ended December 31, 2002, income from operations was $20.4 million, compared to $14.5 million for the year ended December 31, 2001. For the quarter ended December 31, 2002, income from operations was $4.3 million, compared to $3.9 million for the quarter ended December 31, 2001. The attached schedules detail the components of income from operations and EBITDA.

     During the quarter and the year ended December 31, 2002, THCR Management Services earned $0.9 million and $2.7 million, respectively, in management fees and incurred $0.2 million and $1.1 million, respectively, in general and administrative costs. For the year ended December 31, 2002, $0.6 million was incurred by THCR Management Services in pre-opening costs (included in general and administrative costs). For the year ended December 31, 2002, income from operations of THCR Management Services was $1.6 million, with no comparable amount in the year ended December 31, 2001. For the quarter ended December 31, 2002, income from operations of THCR Management Services was $0.7 million, with no comparable amount in the quarter ended December 31, 2001. THCR Management Services manages the Trump 29 Casino.

     THCR Holdings, through its wholly-owned subsidiaries, owns and operates Trump Plaza Hotel and Casino, Trump Taj Mahal Casino Resort and Trump Marina Hotel Casino in Atlantic City, New Jersey, as well as Trump Indiana, a hotel and riverboat casino at Buffington Harbor, Indiana on Lake Michigan. Also, THCR Holdings, through a wholly-owned subsidiary, manages the Trump 29 Casino located in the Palm Springs, California area, that is owned by the Twenty-Nine Palms Band of Luiseno Mission Indians of California. THCR Holdings (and its subsidiaries) is the exclusive vehicle through which Donald J. Trump engages in gaming activities.

     THCR Holdings is a subsidiary of Trump Hotels & Casino Resorts, Inc., a public company which is approximately 46.6% beneficially owned by Donald J. Trump.

         PSLRA Safe Harbor for Forward-Looking Statements and Additional
                             Available Information

     The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements.

     All statements, trend analysis and other information contained in this release relative to THCR's or its subsidiaries' performance, trends in THCR's or its subsidiaries' operations or financial results, plans, expectations, estimates and beliefs, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "will," "could" and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. In connection with certain forward-looking statements contained in this release and those that may be made in the future by or on behalf of THCR, THCR notes that there are various factors that could cause actual results to differ materially from those set forth in any such forward-looking statements. The forward-looking statements contained in this release were prepared by management and are qualified by, and subject to, significant business, economic, competitive, regulatory and other uncertainties and contingencies, all of which are difficult or impossible to predict and many of which are beyond the control of THCR. Accordingly, there can be no assurance that the forward-looking statements contained in this release will be realized or that actual results will not be significantly higher or lower. The forward-looking statements in this release reflect the opinion of the Company's management as of the date of this release. Readers are hereby advised that developments subsequent to this release are likely to cause these statements to become outdated with the passage of time or other factors beyond the control of the Company. This Company does not intend, however, to update the guidance provided herein prior to its next release or unless otherwise required to do so. Readers of this release should consider these facts in evaluating the information contained herein. In addition, the business and operations of THCR are subject to substantial risks, which increase the uncertainty inherent in the forward-looking statements contained in this release. The inclusion of the forward-looking statements contained in this release should not be regarded as a representation by THCR or any other person that the forward-looking statements contained in the release will be achieved. In light of the foregoing, readers of this release are cautioned not to place undue reliance on the forward-looking statements contained herein.

     Additional information concerning the potential risk factors that could affect the Company's future performance are described from time to time in the Company's periodical reports filed with the Securities and Exchange Commission (the "Commission"), including, but not limited to, the Company's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports may be viewed free of charge on the Commission's website, www.sec.gov, or on the Company's website, www.trump.com.


                                      # # #

                            TRUMP'S CASTLE ASSOCIATES
                               d/b/a TRUMP MARINA
                       Condensed Statements of Operations
                                   (Unaudited)
                 (In thousands, except statistical information)


                                                              3 MONTHS           12 MONTHS
                                                        31-Dec-02  31-Dec-01 31-Dec-02 31-Dec-01
                                                        ----------------------------------------

REVENUES
CASINO                                                    $64,652    $65,093  $281,898  $266,493

   # of Slots                                               2,528      2,528     2,527     2,526
   Win per Slot/Day                                          $214       $213      $235      $220
Slot Win                                                  $49,725    $49,639  $216,937  $202,426

   # of Tables                                                 79         79        79        78
   Win per Table/Day                                       $2,032     $2,108    $2,225    $2,224
Table Win                                                 $14,766    $15,323   $64,155   $63,322
Table Drop                                                $90,346    $86,878  $377,576  $384,712
Hold %                                                      16.3%      17.6%     17.0%     16.5%

Poker, Keno, Race Win                                        $161       $131      $806     $745

ROOMS                                                      $4,481     $4,523   $18,504   $18,280
   # of Rooms Sold                                         57,974     54,960   238,962   226,403
   Avg Room Rates                                          $77.29     $82.30    $77.43    $80.74
   Occupancy %                                              86.6%      82.1%     89.9%     85.2%

FOOD & BEVERAGE                                            $7,429     $7,335   $32,710   $31,700
OTHER                                                       2,342      2,258    10,425    10,419
PROMOTIONAL ALLOWANCES (a)                                (17,215)   (16,947)  (73,288)  (73,973)
                                                        ----------------------------------------

    NET REVENUES                                          $61,689    $62,262  $270,249  $252,919
                                                        ----------------------------------------

COSTS & EXPENSES
GAMING (a)                                                $30,561    $30,381  $127,417  $124,322
ROOMS                                                       1,196      1,083     4,541     3,572
FOOD & BEVERAGE                                             2,342      2,318    10,435    10,154
GENERAL & ADMIN                                            15,613     15,146    63,313    62,806
                                                        ----------------------------------------

  TOTAL EXPENSES                                          $49,712    $48,928  $205,706  $200,854
                                                        ----------------------------------------

EBITDA (b)                                                $11,977    $13,334   $64,543   $52,065
                                                        ========================================


A reconciliation of EBITDA to income from operations for each of the periods is as follows:

EBITDA                                                    $11,977    $13,334   $64,543   $52,065
Depreciation and amortization                              (5,716)    (4,776)  (21,356)  (17,831)
Non-cash write-downs and charges related to
   required regulatory obligations                         (2,906)      (275)   (3,762)   (1,432)
Debt renegotiation costs                                     (212)         0    (1,345)        0
Executive Services agreement                                 (622)      (657)   (3,454)   (2,207)
                                                        ----------------------------------------
Income from operations                                     $2,521     $7,626   $34,626   $30,595
                                                        ========================================

Note: Certain prior year reclassifications have been made to conform to current year presentation.
(a) Prior period amounts have been reclassed from gaming expense to promotional allowances, in accordance with EITF 00-22 "Accounting for 'Points' and Certain Other Time-Based or Sales Incentive Offers, and Offers for Free Products or Services to Be Delivered in the Future" and EITF 01-09 "Accounting for Consideration given by a Vendor to a Customer (Including a Reseller of the Vendor's Products)". In addition, during the quarter ended September 30, 2002, the Company reclassified certain additional bus coin expenses to be consistent with prevailing industry presentation. Such amounts were $.5 million and $2.8 million for the quarter and year ended December 31, 2001.
(b) EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. EBITDA is used in the casino hotel industry as a measure of cash flow.

                               TRUMP INDIANA, INC.
                       Condensed Statements of Operations
                                   (Unaudited)
                 (In thousands, except statistical information)


                                                              3 MONTHS           12 MONTHS
                                                        31-Dec-02  31-Dec-01 31-Dec-02 31-Dec-01
                                                        ----------------------------------------

REVENUES
CASINO                                                    $30,504    $29,922  $128,747  $123,611

   # of Slots                                               1,787      1,411     1,635     1,334
   Win per Slot/Day                                          $162       $185      $180      $203
Slot Win                                                  $26,573    $23,966  $107,509   $98,865

   # of Tables                                                 44         52        46        52
   Win per Table/Day                                         $971     $1,246    $1,265    $1,303
Table Win                                                  $3,931     $5,957   $21,238   $24,746
Table Drop                                                $27,946    $34,316  $128,232  $143,868
Hold %                                                      14.1%      17.4%     16.6%     17.2%

ROOMS                                                        $694       $881    $3,331    $4,190
   # of Rooms Sold                                         11,180     15,341    54,034    68,764
   Avg Room Rates                                             $62        $57       $62       $61
   Occupancy %                                              40.5%      55.6%     49.3%     62.8%

FOOD & BEVERAGE                                              $573       $834    $2,891    $3,369
OTHER                                                         629        455     1,910     1,623
PROMOTIONAL ALLOWANCES                                     (2,728)    (2,738)  (12,877)  (11,890)
                                                        ----------------------------------------
    NET REVENUES                                          $29,672    $29,354  $124,002  $120,903
                                                        ----------------------------------------

COSTS & EXPENSES
GAMING                                                    $13,747    $16,036   $63,038   $65,390
ROOMS                                                         472        509     1,705     2,173
FOOD & BEVERAGE                                             1,079      1,068     4,421     4,417
GENERAL & ADMIN                                             5,645      5,391    21,786    22,738
                                                        ----------------------------------------
   TOTAL EXPENSES                                         $20,943    $23,004   $90,950   $94,718
                                                        ----------------------------------------

EBITDA (a)                                                 $8,729     $6,350   $33,052   $26,185
                                                        ========================================


A reconciliation of EBITDA to income from operations for each of the periods is as follows:

EBITDA                                                     $8,729     $6,350   $33,052   $26,185
Depreciation and amortization                              (1,857)    (1,299)   (6,250)   (6,306)
Non-cash write-downs and charges related to
   required regulatory obligations                              0          0         0      (668)
Debt renegotiation costs                                        0          0      (284)        0
Management  and services agreement                         (2,589)    (1,175)   (6,114)   (4,700)
                                                        ----------------------------------------
Income from operations                                     $4,283     $3,876   $20,404   $14,511
                                                        ========================================


Note: Certain prior year reclassifications have been made to conform to current year presentation.
(a) EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. EBITDA is used in the casino hotel industry as a measure of cash flow.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    TRUMP HOTELS & CASINO RESORTS, INC.

Date:  January 16, 2003             By: /s/ JOHN P. BURKE
                                        ----------------------------------------
                                    Name:   John P. Burke
                                    Title:  Executive Vice President and
                                            Corporate Treasurer

                                    TRUMP HOTELS & CASINO RESORTS HOLDINGS, L.P.

                                    By:     Trump Hotels & Casino Resorts,
                                            Inc., its general partner
Date:  January 16, 2003             By: /s/ JOHN P. BURKE
                                        ----------------------------------------
                                    Name:   John P. Burke
                                    Title:  Executive Vice President and
                                            Corporate Treasurer

                                    TRUMP HOTELS & CASINO RESORTS FUNDING, INC.

Date:  January 16, 2003             By: /s/ JOHN P. BURKE
                                        ----------------------------------------
                                    Name:   John P. Burke
                                    Title:  Executive Vice President and
                                            Corporate Treasurer